UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 12, 2005

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

        On July 12, 2005, the Board of Directors (the “Board”) of Hudson Highland Group, Inc. (the “Company”), upon the recommendation of the Board’s Compensation Committee, approved an amendment to the compensation for the Company’s non-employee directors, which increased the additional annual retainer paid to the Chairperson of the Compensation Committee to $10,000 from $5,000.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

10.1	Summary of Hudson Highland Group, Inc. Compensation for Non-employee Members of the Board of Directors

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.
DATE: July 13, 2005	By: /s/ Latham Williams
Latham Williams
Vice President, Legal Affairs and
Administration, Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Summary of Hudson Highland Group, Inc. Compensation for Non-employee Members of the Board of Directors

4